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                       SUPPLEMENT DATED FEBRUARY 1, 1997
                    TO THE PROSPECTUS DATED FEBRUARY 1, 1997
                     FOR THE LIFEPATH 2000, LIFEPATH 2010,
              LIFEPATH 2020, LIFEPATH 2030 AND LIFEPATH 2040 FUNDS

     The Prospectus dated February 1, 1997, describing the above funds (the "Funds") of Stagecoach Trust is hereby supplemented and amended as follows. This supplement is effective only until March 3, 1997.

     1. The Funds do not currently assess any front-end sales charges. Because there are no front-end sales charges, the expenses you can expect to pay as a shareholder in a Fund (other than the LifePath 2000 Fund) would be less than the amounts currently shown in the "Example of Expenses" that reflect sales charges.

     2. The Funds have not yet commenced offering Class B shares.

     3. If you exchange Class A shares, you will be charged any difference between the load you have already paid and the load you are subject to in the new fund.